UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 31, 2012

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBGLIATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Effective December 31, 2012 the Board of Directors of Magellan Gold Corporation (the “Company”) approved a Credit Agreement effective December 31, 2012 wherein the Company (as Borrower) was extended a credit facility by John D. Gibbs (as Lender) in the maximum amount of $250,000.

Lender’s commitment to lend under the Credit Agreement terminates December 31, 2014 unless the same is extended pursuant to the terms and conditions set forth in the Credit Agreement.

Interest will accrue on the daily outstanding Credit Balance (as defined in the Credit Agreement) at the rate of 6% per annum.

The repayment of the Credit Balance to Lender is unsecured.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Item	Title

99.1	Credit Agreement dated effective December 31, 2012.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: January 31, 2013.	By: _/s/ John C. Power
John C. Power, President

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